SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ______________________

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                                  May 3, 1999
                               (Date of Report)

                                April 28, 1999
                      (Date of earliest event reported)


                             McKESSON HBOC, INC.
              (Exact name of registrant as specified in charter)


           Delaware                    1-13252               94-3207296
 (State or other jurisdiction  (Commission File Number)   (IRS Employer
     of incorporation)                                   Identification No.)


 McKesson Plaza
 One Post Street
 San Francisco, CA                                            94104
 (Address of principal executive offices)                  (Zip Code)




     Registrant's telephone number, including area code (415) 983-8300



 Item 5.  Other Events

      We are filing this Current Report on Form 8-K to make generally available certain information regarding the Registrant.

      On April 28, 1998, the Registrant restated its revenues and earnings for its fourth fiscal quarter ended March 31, 1999 and for its fiscal year. A copy of the press release announcing those results is set forth in
 Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

 Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)  Exhibits

           99.1 Press Release issued by the Registrant on April 28, 1999

                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           McKESSON HBOC, INC.
                                           (Registrant)



 Date: May 3, 1999                  By:   /s/ Richard H. Hawkins
                                         -----------------------------------
                                    Name:   Richard H. Hawkins
                                    Title:  Executive Vice President and
                                            Chief Financial Officer



                               EXHIBIT INDEX

 Exhibit No.         Title

 99.1           Press Release issued by the Registrant on April 28, 1999